PRIMECAP ODYSSEY FUNDS

Telephone: 1-800-729-2307

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2014

PRIMECAP ODYSSEY STOCK FUND (POSKX)

PRIMECAP ODYSSEY GROWTH FUND (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND (POAGX)

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open-end, management investment company with multiple funds available for investment. Its investment advisor is PRIMECAP Management Company (the “Advisor” or “PRIMECAP Management Company”). This Statement of Additional Information (“SAI”) contains information about the shares of all three of the Trust’s investment portfolios (each a “Fund” and collectively the “Funds”).

This SAI is not a prospectus. You should read this SAI in conjunction with the Prospectus dated February 28, 2014. All terms defined in the Prospectus have the same meanings in this SAI. You can order copies of the Prospectus without charge by writing to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling the Funds’ transfer agent at 1-800-729-2307. The audited financial statements for the Trust for the fiscal period ended October 31, 2013 are incorporated by reference to the Trust’s October 31, 2013 Annual Report.

THE TRUST

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open-end, management investment company with multiple funds available for investment and is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”). The Trust was organized as a statutory trust under the laws of Delaware on June 8, 2004 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of the three series described in the Prospectus and this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective of capital appreciation is a fundamental policy and may not be changed without approval by a vote of the holders of a majority of the Fund’s outstanding voting securities, as described under “General Information – Shares of the Funds.” No assurance exists that any of the Funds will achieve its investment objective.

The investment restrictions described below also apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the shareholders of a majority of the relevant Fund’s outstanding shares. If the Trust’s Board of Trustees determines, however, that a Fund’s investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust’s Board may make such change without shareholder approval and will disclose any such material change in the then-current Prospectus. Any policy that is not specified in the Funds’ Prospectus or in the SAI as being fundamental is non-fundamental.

If a percentage limitation described below is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund, or redemptions of shares will not constitute a violation of such limitation, except for investment restriction (2) below.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund is diversified. This means at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and securities of issuers (each of which represents no more than 5% of the value of the Portfolio’s total assets and no more than 10% of the issuer’s outstanding voting securities).

The Fund has adopted the fundamental investment restrictions below. These restrictions may not be changed without the majority approval of the shareholders. As a matter of fundamental policy, no Fund may do any of the following:

(1) Purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in U.S. Government obligations and repurchase agreements secured by such obligations.

(2) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the “Commission”); (b) that each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (c) a Fund may make short sales of securities; and (d) a Fund may enter into reverse repurchase agreements.

(3) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein).

(4) Purchase commodities or commodity contracts, except that each Fund may enter into forward currency exchange transactions and futures contracts and may write call options and purchase call and put options on futures contracts, in accordance with its investment objective and policies.

(5) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures).

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

(7) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(8) Lend money or portfolio securities, except that each Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers, and financial institutions aggregating up to 33-1/3% of the current value of the lending Fund’s total assets.

(9) Pledge, mortgage, or hypothecate more than 15% of its net assets.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

Common Stock

Each Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

Each Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Dividends on some preferred stock may be “cumulative” (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock), non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with the corporation’s debt securities.

Warrants and Convertible Securities

Each Fund may invest in warrants. A warrant gives the holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. The price of a warrant tends to be more volatile than the price of the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the holder can acquire the stock at a price below its market value. As a result of speculation or other factors, the prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

Each Fund may invest in convertible securities. A convertible security may be a fixed income debt security or preferred stock, and may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or another issuer. A convertible security, while usually subordinated to nonconvertible debt securities of the same issuer, is senior to common stock in an issuer’s capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the issuer’s common stock as well as changes in interest rates. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not experience market value declines to the same extent as the underlying common stock. Convertible securities are purchased by the Funds primarily for their equity characteristics and are not subject to rating criteria.

Foreign Securities

Each Fund may invest in foreign securities directly through securities traded on a foreign exchange, through securities of foreign companies traded on a U.S. stock exchange, or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”) to the extent such Depositary Receipts become available.

Depositary Receipts. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs, EDRs, and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers, whose securities underlie unsponsored Depositary Receipts, are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and the market value of the Depositary Receipts may not be correlated with such information and may be more volatile than the market for sponsored Depositary Receipts.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Lack of Information. Some of the foreign securities held by the Funds may not be registered with the Commission, nor will the issuers thereof be subject to the Commission’s reporting requirements. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

Foreign Stock Markets. Foreign markets have different settlement and clearance procedures than U.S. markets, and in certain foreign markets settlements have at times failed to keep pace with the volumes of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned on those assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than in the United States. These risks are often heightened for investments in smaller capital markets and developing countries.

Foreign Currencies. Each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the values of those securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. A Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent a Fund holds foreign currency, there may be a risk due to foreign currency exchange rate fluctuations. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such foreign currency will be held with the Funds’ custodian bank or by an approved foreign subcustodian.

Investing in Countries with Smaller Capital Markets. Each Fund may invest in securities of companies located in developing countries. The securities markets of developing countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There may also be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States.

Political and social uncertainties exist for some developing countries. In addition, the governments of many such countries have heavy roles in regulating and supervising their respective economies. The political history of certain of those countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Another risk common to most such countries is that the economies are heavily export oriented and, accordingly, dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Archaic legal systems in certain developing countries also may have an adverse impact on a Fund investing in developing countries. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing countries may be more limited than those of shareholders of U.S. corporations.

Some of the currencies of developing countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of each Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of the Fund. Re-

registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. A Fund’s investment in these companies will be subject to certain percentage limitations of the 1940 Act. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts each Fund’s investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities-related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Inflation accounting rules in some developing countries require a company that keeps tax and accounting records in the local currency to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. This inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Options, Futures, and Other Derivatives

Each Fund may use a variety of derivative financial instruments to hedge its investments and to enhance its income or manage its cash flow (“derivatives”). A derivative financial instrument is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as an interest rate or currency exchange rate), security, commodity, or other asset. In addition to the derivatives briefly described below, PRIMECAP Management Company may discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts, and other hedging techniques. These new opportunities may become available as PRIMECAP Management Company develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new options, futures contracts, foreign currency forward contracts, or other techniques are developed. PRIMECAP Management Company may utilize these opportunities with any of the Funds to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Options on Equity Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indexes. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Foreign Currency Options. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund may use foreign currency options separately or in combination to control currency volatility. Among the strategies that may be employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.

Futures Contracts. Each Fund may enter into futures contracts. In general, futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time at a specified price.

Stock Index Futures Contracts. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Options on Futures Contracts. Put and call options on futures contracts give the purchaser the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, respectively, upon exercise of the option, at any time during the option period.

Forward Contracts on Foreign Currencies. A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

Swap Agreements. Each Fund may enter into equity, index, currency rate, total return, and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to foreign currency values or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements tend to shift investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s portfolio.

Most swap agreements entered into by a Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make with each counterparty. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness were to decline, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund.

Hedging Strategies. Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a derivative intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge, a Fund takes a position in a derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. Alternatively, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increases above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivatives on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivatives on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of derivatives is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use derivatives will be limited by tax considerations. See “Federal Tax Information.” Recent legislation calls for new regulation of the derivatives markets. The extent and impact of this regulation is not yet fully known. Any new regulation could adversely affect the value, availability, and performance of derivatives, make them more costly, and limit or restrict their use by the Funds.

Special Risks of Options, Futures, and Other Derivatives. The use of derivatives involves special considerations and risks, including those described below.

Successful use of most derivatives depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying securities, currency, or interest rate, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

There might be imperfect correlation, or even no correlation, between the price or price movements of a derivative and the price or price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which derivatives are traded. The effectiveness of any hedge using derivatives on an index will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

Certain derivatives transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of bankruptcy. A Fund will not enter into any such transactions unless, to the extent required by law, it (1) owns an offsetting covered position in securities or other options or futures contracts; or (2) segregates liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede the Fund’s portfolio management or its ability to meet redemption requests or other current obligations.

Furthermore, if a Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make margin payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, PRIMECAP Management Company will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

Derivatives used for non-hedging purposes may result in losses which would not be offset by increases in the value or portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchase or selling other investments, the Fund will be exposed to the same risks that are incurred in purchasing or selling the other investments directly as well as the risks of the derivatives transaction itself.

Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges and may be subject to different margin, exercise, settlement, or expiration procedures.

Foreign Currency Transactions

Foreign Currency Hedging Strategies – Special Considerations. Each Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no derivatives on that currency are available or such derivatives are more expensive than certain other derivatives. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivatives on other currencies, the values of which PRIMECAP Management Company believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The values of derivatives on foreign currencies depend on the values of the underlying currencies relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivatives, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round the clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the derivatives until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes, and charges associated with such delivery assessed in the issuing country.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Each Fund also may use foreign currency forward contracts for cross hedging. Under this strategy, a Fund would increase its exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and the Advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to a Fund from engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a foreign currency forward contract, it relies on the other party to the transaction to make or take delivery of the underlying currency at the maturity of the contract. Failure by the other party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the other party. Thus, there can be no assurance that a Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the other party, a Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Limitations on the Use of Foreign Currency Forward Contracts. A Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) completion of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency; or (2) the Fund maintains cash, U.S. Government securities, or liquid debt or equity securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of currency fluctuations will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Other Investment Companies

Each Fund may also invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act or Commission rules) other investment companies managed by PRIMECAP Management Company. A Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

A Fund’s investment in other investment companies may include shares of exchange traded funds (collectively, “ETFs”). ETFs are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by ETFs at times when an actively managed fund would not do so. As a result, there is a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and Commission rules. Under the 1940 Act, a Fund may invest its assets in any investment company as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. This restriction will not apply to the Funds’ investments in money market mutual funds if the Funds’ investments fall within the exceptions set forth under Commission rules. From time to time, the Funds may invest in other investment companies beyond the limits prescribed by Section 12(d)(1)(A) pursuant to section 12(d)(1)(F) of the 1940 Act.

In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, which may be viewed as a type of secured lending, the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully secured by collateral in the possession of the Funds’ custodian based on values that are marked to market daily. The Fund will enter into repurchase agreements only with financial institutions that, in the judgment of PRIMECAP Management Company, present minimal risk of bankruptcy during the term of the agreement. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Illiquid Securities

Each Fund may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. However, no Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as PRIMECAP Management Company, acting under guidelines and procedures that are developed, established, and monitored by the Board of Trustees, determines that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money).

Borrowings

Each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). Under the provisions of the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the Fund’s asset coverage for borrowings falls below 300% of the amount borrowed, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Loans of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer, or financial institution, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. While no Fund currently lends its portfolio securities, or has any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund’s total assets, each Fund reserves the right to lend portfolio securities having an aggregate value of up to 33 1/3% of the current value of the Fund’s total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund’s or the borrower’s option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Funds or the Advisor.

Short Sales

Each Fund may engage in “short sales against-the-box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against-the-box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

When Issued Securities and Forward Commitments

Each Fund may purchase securities on a “when issued” basis and may also purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the price obtained in a transaction may be less favorable than the price available in the market when the securities delivery takes place. No Fund intends to engage in when issued purchases and forward commitments for speculative purposes.

No Fund will start earning interest or dividends on when issued securities until they are received. The value of the securities underlying a when issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will segregate liquid assets in an amount at least equal in value to such Fund’s commitment to purchase securities on a when issued or forward commitment basis. If the value of these assets declines, the Fund will segregate additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

MANAGEMENT

The Trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Trust’s officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Officers and Trustees

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 68	Co-Chief Executive Officer	Indefinite; Since 9/04	Vice Chairman, Director, Portfolio Manager, and Principal, PRIMECAP Management Company

Joel P. Fried 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 52	Co-Chief Executive Officer and Trustee	Indefinite; Since 9/04	President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company

Alfred W. Mordecai 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 46	Co-Chief Executive Officer	Indefinite; Since 10/12	Executive Vice President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company

Michael J. Ricks 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 36	Chief Financial Officer, Secretary, and Chief Administrative Officer	Indefinite; Since 3/11	Director of Fund Administration, PRIMECAP Management Company (since 2011); Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001- 2011)

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Chen 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 41	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting, PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee During Past 5 Years
Benjamin F. Hammon 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 78	Chairman of the Board and Trustee	Indefinite; Since 9/04	Retired; private investor	3	None

Wayne H. Smith 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 72	Chairman of the Audit Committee and Trustee	Indefinite; Since 9/04	Retired; private investor	3	None

Joseph G. Uzelac 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 70	Trustee	Indefinite; Since 10/07	Retired; private investor	3	None

Elizabeth D. Obershaw 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 54	Trustee	Indefinite; Since 6/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-Present)	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustee. The table below sets forth certain information about the Trustee of the Trust who is an “interested person” of the Trust as defined by the 1940 Act.

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Joel P. Fried[1] 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 52	Co-Chief Executive Officer and Trustee	Indefinite; Since 9/04	President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company	3	None

[1]	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
[2]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

The Board of Trustees

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Fried, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Fried, his position with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Mr. Hammon, executive experience with Salomon Smith Barney, an investment bank and brokerage firm (1963 – 1998); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 – 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 – 2007); Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 – present), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 – 2007); and Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 – present).

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes, and skills of the Trustees are required by the registration form adopted by the Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Independent Trustees comprise 80% of the Board, and Benjamin Hammon, an Independent Trustee, serves as Chairman of the Board. The Chairman serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted below, through the committees of the Board, the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Board Committees

Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and its internal controls, and the quality and objectivity of the Trust’s financial statements and the audit thereof. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee met twice during the Funds’ fiscal year ended October 31, 2013.

Nominating Committee. The Board of Trustees has a Nominating Committee which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is comprised of each of the Independent Trustees. The Nominating Committee meets as needed and did not meet during the Funds’ fiscal year ended October 31, 2013.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Trust’s voting shares; (2) has held such shares continuously for two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). Such suggestions must be sent in writing to the Trust’s Secretary and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Risk Management. Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to PRIMECAP Management Company the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance, and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or a Fund. Under the overall supervision of the Board, PRIMECAP Management Company and other service providers to the Trust employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures, and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, management of PRIMECAP Management Company, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Trustee Compensation. Effective June 17, 2013, the trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company are entitled to receive from the Trust an annual retainer of $40,000 paid in four equal installments. For their service to the Funds, the Board Chairman and the Audit Committee Chairman receive an additional $20,000 and $10,000, respectively, on an annual basis. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No other compensation or retirement benefits are received by any Trustee or officer from the Funds. The following table represents compensation paid to Trustees during the fiscal year ending October 31, 2013:

Name, Position	Aggregate Compensation from the PRIMECAP Odyssey Stock Fund	Aggregate Compensation from the PRIMECAP Odyssey Growth Fund	Aggregate Compensation from the PRIMECAP Odyssey Aggressive Growth Fund	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
Benjamin F. Hammon, Independent Trustee	$16,666	$16,667	$16,667	$50,000
Wayne H. Smith, Independent Trustee	$14,166	$14,667	$14,667	$44,000
Joseph G. Uzelac, Independent Trustee	$11,666	$11,667	$11,667	$35,000
Elizabeth D. Obershaw Independent Trustee	$11,666	$11,667	$11,667	$35,000
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None	None	None

[1]	Fund Complex includes two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

Trustee Ownership of Securities. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Funds as of December 31, 2013. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.

Ownership of Securities	Joel P. Fried Interested Trustee	Benjamin F. Hammon Independent Trustee	Wayne H. Smith Independent Trustee	Joseph G. Uzelac Independent Trustee	Elizabeth D. Obershaw Independent Trustee
PRIMECAP Odyssey Stock Fund	e	e	b	c	c
PRIMECAP Odyssey Growth Fund	e	e	c	c	a
PRIMECAP Odyssey Aggressive Growth Fund	e	e	c	c	a
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	e	e	c	d	c

Note:     a = None     b = $1 - $10,000     c = $10,001 - $50,000     d = $50,001 - $100,000     e = Over $100,000

As of January 31, 2014, Trustees and officers of the Trust as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is managed by PRIMECAP Management Company, located at 225 South Lake Avenue, Suite 400, Pasadena, California 91101, an investment advisor registered with the Commission. PRIMECAP Management Company is controlled by Mitchell J. Milias, Theo A. Kolokotrones, and Joel P. Fried, who also serve as directors of the firm. Alfred W. Mordecai holds an ownership stake in the Advisor and also serves as a director. Mr. Milias serves as its Chairman and Treasurer, Mr. Kolokotrones as its Vice Chairman, Mr. Fried as its President, and Mr. Mordecai as its Executive Vice President and Chief Administrative Officer.

Subject to the supervision of the Board of Trustees, PRIMECAP Management Company provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. PRIMECAP Management Company provides services under the Advisory Agreement in accordance with each Fund’s investment objectives, policies, and restrictions.

For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. Advisory fees paid by the Funds to the Advisor for the last three fiscal years were as follows:

Advisory Fees	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
PRIMECAP Odyssey Stock Fund	$9,351,918	$6,987,965	$4,366,379
PRIMECAP Odyssey Growth Fund	$15,622,337	$11,438,016	$9,831,335
PRIMECAP Odyssey Aggressive Growth Fund	$15,254,773	$7,240,088	$5,754,978

The Advisory Agreement provides that PRIMECAP Management Company will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (1) by the holders of a majority of the Fund’s outstanding voting securities or by the Trust’s Board of Trustees; and (2) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days’ written notice by either party and will terminate automatically if assigned (as defined in the 1940 Act).

Portfolio Managers

Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, and M. Mohsin Ansari jointly manage the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. These four portfolio managers collectively have more than 100 years of investment experience.

Name	Years of Experience
Theo A. Kolokotrones	44
Joel P. Fried	29
Alfred W. Mordecai	17
M. Mohsin Ansari	14

The table below illustrates other accounts for which each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of October 31, 2013:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Theo A. Kolokotrones
Other Registered Investment Companies	4	$55.3 billion	0	$0
Other Pooled Investment Vehicles	1	$1.8 billion	0	$0
Other Accounts	35	$16.2 billion	0	$0

Joel P. Fried
Other Registered Investment Companies	4	$55.3 billion	0	$0
Other Pooled Investment Vehicles	1	$1.8 billion	0	$0
Other Accounts	32	$16.2 billion	0	$0
Alfred W. Mordecai
Other Registered Investment Companies	4	$55.3 billion	0	$0
Other Pooled Investment Vehicles	1	$1.8 billion	0	$0
Other Accounts	27	$16.2 billion	0	$0
M. Mohsin Ansari
Other Registered Investment Companies	4	$55.3 billion	0	$0
Other Pooled Investment Vehicles	1	$1.8 billion	0	$0
Other Accounts	26	$16.2 billion	0	$0

Portfolio Manager Compensation. Compensation is paid solely by the Advisor. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the Funds’ pre-tax return and the total value of assets managed by that portfolio manager. Performance is measured on a relative basis using the S&P 500® Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500® Index. The value of assets managed by PRIMECAP Management Company is not a factor in determination of a portfolio manager’s bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of the Advisor; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.

Each portfolio manager is a principal of the Advisor and receives quarterly dividends based on his equity in the company.

Conflicts of Interest. PRIMECAP Management Company employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, the manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Funds and other accounts. The investment objectives of the Funds and the strategies used to manage the Funds may differ from other accounts, and the performance may be impacted as well. Portfolio managers generally have day-to-day management responsibilities with respect to more than one Fund or other account and may be presented with several potential or actual conflicts of interest. For example, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts managed by the portfolio managers. The Advisor has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are strictly monitored and are reviewed by the Advisor.

The following table indicates the dollar range of beneficial ownership of shares by each portfolio manager as of October 31, 2013:

Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Theo A. Kolokotrones	Over $1,000,000	Over $1,000,000	Over $1,000,000
Joel P. Fried	Over $1,000,000	Over $1,000,000	Over $1,000,000
Alfred W. Mordecai	Over $1,000,000	Over $1,000,000	Over $1,000,000
M. Mohsin Ansari	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000

Administrator and Distributor

Under its Fund Administration Agreement with the Trust, U.S. Bancorp Fund Services, LLC (“Administrator”) furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by PRIMECAP Management Company.

The Fund Administration Agreement contains provisions limiting the liability of the Administrator similar to those in the Advisory Agreement and requires the Trust to indemnify the Fund Administrator against any loss suffered by the Administrator in connection with the performance of the Administration Agreement, except for a loss resulting from willful misconduct, bad faith, or negligence on the Administrator’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Fund Administration Agreement.

The Trust has also retained the Administrator to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement. The term of the Fund Accounting Agreement, and its provisions regarding termination, limitation of liability, and indemnification are similar to those of the Trust’s Fund Administration Agreement.

Administration fees for the Funds for the last three fiscal years ended October 31 were as follows:

Administration Fees	Fiscal Year Ended October 31, 2013[1]	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
PRIMECAP Odyssey Stock Fund	$401,322	$387,788	$253,663
PRIMECAP Odyssey Growth Fund	$671,739	$630,766	$581,374
PRIMECAP Odyssey Aggressive Growth Fund	$643,199	$400,904	$332,293

[1]	After April 1, 2013, the Funds paid a unified fee to the Administrator for fund administration and fund accounting services.

Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, WI 53202, an affiliate of the Administrator, has entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. The Distributor receives a customary fee for its services from PRIMECAP Management Company.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, under certain conditions, for any loss or liability that may arise out of claims based upon the disclosures made in the Trust’s Prospectus, SAI, Annual or Semiannual Report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or based on the Trust’s failure to comply with the terms of the Distribution Agreement or applicable law, unless such losses arise from statements or omissions made by the Distributor in writing for inclusion in such materials. Under the 1940 Act, the Trust may not indemnify the Distributor for any loss or liability resulting from the Distributor’s willful misfeasance, bad faith, gross negligence, or the reckless disregard of its obligations under the Distribution Agreement.

Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for each Fund, for which it receives customary fees.

Sub-Transfer Agent

The Funds enter into agreements with certain financial intermediaries under which these intermediaries provide the shareholder servicing functions that might otherwise be provided by the Transfer Agent. For these services, the intermediaries may be paid on a per account basis as compensation for the shareholder services provided. These services may include, but are not limited to, producing shareholder statements, transaction processing reporting, tax reporting, maintenance of a call center to facilitate shareholder transactions and other services, and maintenance of a website providing shareholder access to account information. The following intermediaries were compensated for their services to the Funds during the fiscal year ended October 31, 2013:

Firm Name

Charles Schwab & Co., Inc.

Fidelity Institutional Operations Co.

Financial Data Services, Inc.

GWFS Equities Inc.

Hewitt Associates LLC

ING

JP Morgan Chase & Co.

National Financial Services, LLC

NYLIFE Distributors, LLC

Pershing LLC

PNC Global Investment Servicing

Raymond James & Associates, Inc.

TIAA-CREF

Vanguard Brokerage Services

Wells Fargo

All payments are subject to the oversight of the Advisor and are disclosed to the Board of Trustees.

Retirement Plan Recordkeepers

One or more of the Funds may be an option for participants in a qualified defined contribution employee benefit plan. Certain financial intermediaries act as recordkeepers for these plans and also provide some or all of the shareholder services classified under “Sub-Transfer Agents.” The Funds may compensate these recordkeepers in an appropriate manner, subject to the supervision of the Advisor and the Board of Trustees. The Advisor may also reimburse the Funds for all or a portion of the recordkeeping fees charged by financial intermediaries.

Codes of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”). The Code of Ethics restricts the investing activities of certain Fund officers, Trustees, and advisory persons and, as described below, imposes certain restrictions on Fund investment personnel, except to the extent that those persons are employees of the Advisor or other service providers to the Trust who are covered by other codes of ethics approved by the Trustees.

All persons covered by the Code of Ethics are required to pre-clear any personal securities investment (with limited exceptions, such as investment in government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities.

In addition, the Advisor has adopted a Code of Ethics as required by Rule 17j-1 of the Investment Company Act, which has been approved by the Board of Trustees of the Trust and is similarly designed to prevent affiliated persons of the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds.

The Trust has adopted a Supplemental Code of Ethics for Principal Officers and Senior Financial Officers (“Supplemental Code”). The Supplemental Code is intended to deter wrongdoing and promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the Commission and in other public communications by the Trust; (3) compliance with applicable laws; (4) prompt internal reporting of violations of the Supplemental Code; and (5) accountability for adherence to the Supplemental Code.

Portfolio Holdings

The Trust publishes the Funds’ complete portfolio schedules at the end of the second and fourth fiscal quarters in its Semiannual and Annual Reports within 60 days of the end of the quarter, and in filings of such Reports with the Commission on Form N-CSR within ten days of mailing of such reports to shareholders. The Trust files the Funds’ complete portfolio schedules as of the end of the first and third fiscal quarters with the Commission on Form N-Q within 60 days of the end of the quarter. In addition, the Funds may disclose their calendar quarter-end holdings and certain other portfolio characteristics on the Funds’ website at www.odysseyfunds.com approximately 30 calendar days after each calendar quarter-end. The calendar quarter-end holdings for the Funds will remain posted on the website at least until the date of the next required regulatory filing with the Commission. Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website. Additionally, the Funds may choose to disclose end-of-month holdings approximately 30 calendar days after the month-end.

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings, pursuant to which the securities activities engaged in or contemplated for the Funds or the securities held by the Funds may not be disclosed to any person except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) pursuant to a regulatory request or as otherwise required by law; or (4) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Any disclosure made pursuant to item (4) above is subject to confidentiality requirements, may only be made for legitimate business purposes, and will be reported to the Board of Trustees at its next quarterly meeting.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is filed with the Commission on Form N-CSR or Form N-Q, as applicable.

As of October 31, 2013, the Trust has ongoing business arrangements with the following entities which involve making non-public portfolio holdings information available to such entities as an incidental part of the business services they provide to the Trust: (1) U.S. Bancorp Fund Services, LLC, the Administrator; (2) The Bank of New York Mellon (the “Custodian”) pursuant to agreements with such entities under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (3) PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm; and (4) Bingham McCutchen LLP, attorneys engaged by the Trust to whom the Trust provides portfolio holdings information as needed with no lag times after the date of the information. In addition, the Funds’ portfolio holdings are disclosed to FactSet Research Systems and Glass, Lewis & Co. on a daily basis as part of ongoing arrangements that serve legitimate business purposes.

Neither the Trust, the Advisor, nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the Trust). In the event of a conflict between the interests of Fund shareholders and those of the Advisor, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor, or the Trust’s principal underwriter, the CCO will make a determination in the best interests of the Funds’ shareholders and will report such determination to the Board of Trustees at the end of the quarter in which such determination was made.

Proxy Voting

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.

The Advisor’s proxy voting policies and procedures (the “Proxy Policies”) require the Advisor to vote proxies received in a manner consistent with the best interests of its clients, including the Funds. The Proxy Policies also require the Advisor to vote proxies in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. However, the Proxy Policies permit the Advisor to abstain from voting proxies in the event that a Fund’s economic interest in the matter being voted upon is limited relative to the Fund’s overall portfolio or the impact of the Fund’s vote will not have an effect on its outcome or on the Fund’s economic interests.

The Advisor utilizes the services of a third-party proxy voting firm, Glass, Lewis & Co. (“Glass Lewis”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A to this Statement of Additional Information, set forth the guidelines that Glass Lewis uses in voting specific proposals. The Advisor reviews Glass Lewis’ voting recommendations and generally votes proxies in accordance with such recommendations.

Although the Advisor expects that most proxy proposals will be voted in accordance with the Guidelines, some proposals will require special consideration. The Advisor will make a decision on a case-by-case basis in these situations, including proposals with respect to which Glass Lewis recommends voting against management.

A conflict of interest may be deemed to occur when the Advisor or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Advisor’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Advisor is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved. The Advisor will resolve such conflicts as follows: (1) if the Advisor believes it is in the best interest of the Fund to vote on the proposal in accordance with the Guidelines it will do so; and (2) if the Advisor believes it is not in the best interest of the Fund to vote on the proposal in accordance with the Guidelines, the Advisor will disclose the conflict to the Board of Trustees and obtain its consent to the proposed vote before voting the securities.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (1) without charge, upon request, by calling 1-800-729-2307; and (2) on the Securities and Exchange Commission’s website at www.sec.gov.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (the “NYSE”) is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund’s portfolio securities that the Fund’s net asset value per share might be materially affected. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Over-the-counter securities that are not traded on NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean between the bid and asked prices. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency contracts are valued based on the applicable exchange rate as of the close of the NYSE, generally 4:00 p.m. Eastern time. Debt securities are valued by using an evaluated mean price provided by a Pricing Service. Short-term securities and other debt securities maturing in 60 days or less are valued at amortized cost. Options listed on a national exchange are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. If there were no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid and lowest ask price across the exchanges were the option is traded. Futures contracts, rights, and warrants listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the time a Fund calculates its net asset value. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time a Fund calculates its NAV. To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically price non-U.S. securities at fair value. These adjustment factors are based on movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by PRIMECAP Management Company in accordance with procedures adopted by the Trustees. These procedures delegate such determinations to a valuation committee (the “Committee”) comprised of officers of PRIMECAP Management Company and other officers of the Trust, subject to ratification by the Board of Trustees at their next regular meeting (or more frequently if there is a significant valuation issue). The procedures require PRIMECAP Management Company to determine an appropriate methodology for determining the fair value of such a security, subject to approval and regular monitoring by the Committee. Such methodologies may include, among other things, the cost of the security to a Fund; traditional valuation methods such as earnings multiples and discounts of similar freely tradable securities; and assessments of matters such as the issuer’s fundamental condition, market conditions, valuations of companies in the same or similar industries, values used by other holders and analysts, size of the Fund’s position, recent trades of the same type or class of the issuer’s securities, outstanding offers to purchase the securities, and prospects for registration of restricted securities. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual fund may determine.

PURCHASE AND REDEMPTION OF SHARES

See “Purchasing and Adding to Your Shares” in the Prospectus for certain information regarding the purchase of Fund shares.

Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or market quotations by third party broker-dealers.

The Trust intends to pay in cash for all shares of a Fund redeemed but reserves the right to make payment wholly or partly in shares of readily marketable investment securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers to execute transactions in its portfolio securities. In connection with its duties to arrange for the purchase and sale of each Fund’s portfolio securities, PRIMECAP Management Company selects such broker-dealers (“Broker-Dealers”) that will, in its judgment, implement the policy of the Trust to achieve quality execution at favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. PRIMECAP Management Company may also deal directly with the selling or purchasing principal or market maker. In most cases, in dealing with a Broker-Dealer acting as principal or agent, the Trust pays a commission.

In allocating transactions to Broker-Dealers, PRIMECAP Management Company is authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer’s reliability, integrity, financial condition, and risk in positioning the securities involved, as well as the difficulty of the transaction in question. The Trust need not pay the lowest spread or commission when PRIMECAP Management Company believes that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, although a higher commission is generally not paid to brokers who supply brokerage and research services, PRIMECAP Management Company has adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934, permitting it to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if PRIMECAP Management Company determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or PRIMECAP Management Company’s overall responsibilities as to the accounts over which it exercises investment discretion.

Research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. In addition, services and equipment which facilitate the execution and monitoring of securities transactions may be provided by Broker-Dealers by providing rapid communications with financial markets and Broker-Dealers, or by providing real-time tracking of orders, settlements, investment positions, and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage services are generated by third parties but are provided to PRIMECAP Management Company by or through Broker-Dealers. The Funds did not pay any firms for research, statistical, or other services provided.

The table below sets forth the amount of brokerage commissions paid by the Advisor for each Fund for the last three fiscal years:

Brokerage Commissions	2013	2012	2011
PRIMECAP Odyssey Stock Fund	$464,607	$668,390	$598,107
PRIMECAP Odyssey Growth Fund	$610,786	$662,910	$916,384
PRIMECAP Odyssey Aggressive Growth Fund	$2,586,325	$627,154	$608,588

The decrease in brokerage commission for the PRIMECAP Odyssey Stock Fund from the 2012 fiscal year to the 2013 fiscal year is due to a decrease in the number of shares traded.

The increase in brokerage commission for the PRIMECAP Odyssey Aggressive Growth Fund from the 2012 fiscal year to the 2013 fiscal year is due to an increase in the number of shares traded.

The decrease in brokerage commissions for the PRIMECAP Odyssey Growth Fund from the 2011 fiscal year to the 2012 fiscal year is due to a combination of fewer shares traded and decreased average commission rates.

PRIMECAP Management Company seeks to execute trades with brokers who it believes can best execute the trades, with primary emphasis on obtaining the most favorable prices for the securities being sold.

PRIMECAP Management Company does not have soft dollar arrangements with any brokerage firm. PRIMECAP Management Company intends to pay competitive institutional commission rates to ensure that it is shown available opportunities early in the broker call cycle. However, it is PRIMECAP Management Company’s policy not to pay broker commissions in excess of those which other brokers might have charged for effecting the same transaction in recognition of the nature of research services provided by the executing broker.

In instances where several brokers meet this criterion, PRIMECAP Management Company may select brokers who also furnish value-added research services to PRIMECAP Management Company. By allocating brokerage business to brokers who provide such services, PRIMECAP Management Company may be able to supplement its research and analysis and to use the views and information of other research organizations in arriving at its investment decisions. Research services furnished by brokers through whom securities transactions are effected may be used in servicing all of PRIMECAP Management Company’s accounts, but not all such services may be used in connection with the account which paid commissions to the broker providing such services. It is not generally possible to determine the specific value, if any, of such information. However, senior executives of PRIMECAP Management Company periodically analyze the quality of execution obtained from the brokers with whom it does business, as well as the value of any research services provided by such brokers.

PRIMECAP Management Company aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

As of October 31, 2013, the Funds did not own any securities of their “regular” broker-dealers.

Portfolio Turnover

As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. While portfolio turnover is impossible to predict, each Fund anticipates that its annual portfolio turnover will be less than 50%. A high turnover rate for a Fund’s portfolio involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when PRIMECAP Management Company deems portfolio changes appropriate. The portfolio turnover rates for the Funds for the previous two fiscal years were:

Portfolio Turnover	Fiscal Years Ended October 31,
	2013	2012
PRIMECAP Odyssey Stock Fund	15%	11%
PRIMECAP Odyssey Growth Fund	10%	12%
PRIMECAP Odyssey Aggressive Growth Fund	11%	14%

FEDERAL TAX INFORMATION

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Tax Consequences

Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Qualification by a Fund as a “regulated investment company” under the Code generally requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, payments with respect to securities loans, dividends, gains from the sale or other disposition of securities or options thereon, and certain related income; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains distributed to their shareholders, provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year. If a Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on the income and gains. Distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur certain taxes or may be required to dispose of certain assets.

A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain minimum distribution requirements on a calendar year basis. For this purpose, any income or gain retained by a Fund that is subject to a Fund-level income tax will be considered to have been distributed by year-end. Each Fund intends to distribute substantially all of its net investment income and net capital gains and thus expects not to be subject to the excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (1) may require a Fund to “mark to market” certain positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); and (2) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions”; or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (1) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders: (2) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (3) the Fund may be entitled to mark to market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

Income and dividends received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. None of the Funds expects to be eligible to “pass through” foreign taxes to its shareholders for purposes of claiming a foreign tax credit with respect to such taxes.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (2) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (3) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

Special rules apply to dividends reported by a Fund as “qualified dividend income,” when paid to noncorporate shareholders. Such dividends are subject to tax at the rates generally applicable to long-term capital gains provided that the shareholder satisfies certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. A Fund may report as qualified dividend income: (1) 100% of the dividends paid by the Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (2) the portion of the dividends paid by the Fund in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the United States or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations may be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (1) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (2) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Dividends and distributions from a Fund and gains realized on the sale or exchange of Fund shares will normally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to individuals, estates, and trusts with income exceeding certain thresholds.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Capital Loss Carry-Forwards

Each Fund is permitted to carry forward its net capital losses incurred in tax years that began on or before December 22, 2010 to offset its capital gains, if any, realized during the eight taxable years following the year of the loss. Each Fund is permitted to carry forward indefinitely its net capital losses incurred in taxable years that began after December 22, 2010 to offset future capital gains of the Fund. Net capital losses incurred in taxable years of a Fund beginning on or before December 22, 2010 may not, however, be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result, certain net capital losses incurred in taxable years of a Fund beginning on or before December 22, 2010 may expire unutilized, even while future, unrestricted capital losses may be required to be utilized first against capital gains in future years.

A Fund’s capital loss carry-forward is treated as a capital loss in the year to which it is carried. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any ordinary losses.

Notices

Shareholders who hold Fund shares through direct accounts will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, each Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012 will be treated as held in a separate account from shares acquired prior to January 1, 2012.

Each Fund’s default method for calculating basis will be the average basis method under which the basis of each Fund share in an account is the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect to use a method other than the average basis method, on an account by account basis, by following procedures established by the Fund. If such an election is made on or prior to the date of the first sale, exchange, or redemption of shares in the account (including redemptions resulting from a small account fee or other applicable fee), the new election will generally apply as if the average basis method had never been in effect for such account. If the election is made after shares have been sold, exchanged, or redeemed, the shares in the account at the time of the election will retain their averaged bases. Shareholders should contact their own tax advisors concerning the consequences of applying the default method or choosing another method of bases calculation.

If you invest through a financial intermediary, the method of calculating basis may differ from that selected by the Funds. Please contact your salesperson or visit your financial intermediary’s website for more information.

Other Taxes

Distributions also may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the applicable rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning on or before December 31, 2013, the 30% withholding tax also will not apply to dividends that a Fund reports as (1) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income”; or (2) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions payable after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions will generally be subject to withholding tax at the rate of 30% notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends, or interest-related dividends. Distributions and redemption payments paid after such dates to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that both the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

CALCULATION OF TOTAL RETURN

Average Annual Total Return

Average annual total return quotations used in the Funds’ Prospectus are computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1 + T)(n) = ERV

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return; “n” represents the number of years; and “ERV” represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters.

Average Annual Total Return (after taxes on distributions)

The Funds’ quotations of average annual total returns (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions); “n” represents the number of years; and “ATV(D)” represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after taxes on distributions and redemption)

The Funds’ quotations of average annual total returns (after taxes on distributions and redemption) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions and redemption); “n” represents the number of years; and “ATV(DR)” represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Other Information

Performance data of the Funds quoted in advertising and other promotional materials represents past performance and are not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, the Funds may compare their performance with data published by Lipper, Inc., Thomson Financial Investor Relations, Morningstar, Inc., and others. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Morningstar, and others. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron’s.

GENERAL INFORMATION

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Shares of the Funds

Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. The Agreement and Declaration of Trust of the Trust (the “Declaration”) specifically authorizes the Board to terminate the Trust (or any of its series) by notice to the shareholders without shareholder approval. In the event of the liquidation or dissolution of a Fund or the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in the Declaration and the Bylaws of the Trust, shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration, or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws, or by the Declaration. Any lesser number will be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

When certain matters affect one series or class but not another, the shareholders will vote as a series or class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate unless otherwise required by the 1940 Act. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (1) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (1) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy; or (2) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. The following table lists principal shareholders and control persons of the Funds as of January 31, 2014.

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 200 Liberty St. New York, NY 10281	22.68%	Record	No
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	10.80%	Record	No
Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	8.35%	Record	No

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 200 Liberty St. New York, NY 10281	25.32%	Record	Yes
Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	24.40%	Record	No
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.63%	Record	No
BNY Mellon I.S. Trust Company 760 Moore Rd. King of Prussia, PA 19406	5.69%	Record	No

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 200 Liberty St. New York, NY 10281	23.73%	Record	No
Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	21.26%	Record	No
Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	13.14%	Record	No

Custodian

The Bank of New York Mellon serves as custodian for the Funds. The Custodian’s address is One Wall Street, New York, New York 10286. With regard to each Fund, the Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services, the Custodian receives a customary fee.

Independent Registered Public Accounting Firm and Counsel

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain Commission filings. Its office is located at 3 Embarcadero Center, San Francisco, California 94111.

Bingham McCutchen LLP serves as legal counsel for the Trust and the Advisor. Its office is located at 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s AML Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists (including lists maintained by the Office of Foreign Assets Control), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Financial Statements

The Annual Report to shareholders for the Funds for the fiscal year ended October 31, 2013 is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

Election Of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

Disclaimer

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

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